EXHIBIT 10.33

SIXTH AMENDMENT TO

REVOLVING CREDIT AND TERM LOAN AGREEMENT

THIS SIXTH AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT dated as of August 13, 2004 (the “Amendment”), is entered into by and between CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, in its capacity as administrative agent and collateral agent for the Lenders under the Agreement referenced below (“Agent”), the Lenders party thereto, and GARDENBURGER, INC., an Oregon corporation (“Borrower”).  Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

WHEREAS, the Agent, Lenders and Borrower have entered into that certain Revolving Credit and Term Loan Agreement dated as of January 10, 2002 (as amended, supplemented, modified and/or restated from time to time, the “Agreement”), together with a First Amendment to the Agreement dated as of September 30, 2002, a Second Amendment to the Agreement dated as of December 31, 2002, a Third Amendment to the Agreement dated as of March 31, 2003, a Fourth Amendment to the Agreement dated as of December 29, 2003 and a Fifth Amendment to the Agreement dated as of April 8, 2004;

WHEREAS, Borrower has requested that Agent and Lenders amend certain provisions of the Agreement and waive certain Events of Default, all as provided herein; and

WHEREAS, subject to satisfaction of the conditions set forth herein, Agent and the Lenders are willing to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments.  As of the Effective Date, the Agreement is amended as follows:

(a)           Section 3.4 of the Agreement shall be and hereby is amended and restated and replaced in its entirety to read in full as follows:

“3.4        Termination Fee; Exit Fee

Upon the earlier of (i) the payment in full of the Term Loan and (ii) the last day of the Term Loan Term, Borrower shall pay Agent for the ratable benefit of Lenders, an exit fee of $750,000 (the “Exit Fee”).  Borrower may permanently repay the Loans and terminate Lender’s future lending commitments hereunder, provided, that if such repayment or termination occur on or before August 13, 2005, Borrower shall also pay a termination fee (“Termination Fee”) of 1% of the sum of (A) the Facility Cap and (B) the outstanding balance of the Term Loan on August 13, 2004, minus the amount of scheduled principal payments made between August 13, 2004, and the date of such repayment or termination, and further provided, that Borrower shall not be obligated to pay the Termination Fee if CapitalSource is a lender in the credit facility which replaces or refinances this Agreement.”

(b)           Section 6.1(g) of the Agreement shall be and hereby is amended and restated and replaced in its entirety to read in full as follows:

“(g)         Recipes and Procedures.  Borrower shall furnish to Agent by July 20 and January 20 of each year, a copy of each recipe and procedures (which has not previously been delivered to Agent) for making each product of Borrower, which shall be held by Agent in a safe deposit box until such time as an Event of Default exists.  Prior to an Event of Default, Agent will not disclose or distribute the recipes or procedures to any Person, unless in connection with pursuing and enforcing Agent’s and Lender’s remedies under the Loan Documents.  Notwithstanding anything contained in this Agreement to the contrary, CapitalSource and its affiliates, as Agent and/or Lender, may disclose to their lenders such recipes and procedures, provided such lenders agree with CapitalSource (orally or in writing) to be subject to the restrictions set forth in this Section 6.1(g).”

(c)           A new Section 6.1(i) shall be added to the Agreement to read in full as follows:

“(i)          Intellectual Property.  Borrower shall furnish to Agent by July 20 and January 20 of each year, a report specifying any material Intellectual Property interests acquired by, obtained by, or licensed to Borrower (which has not been previously disclosed to Agent), and shall deliver to Agent, within ten (10) calendar days after Agent’s request, documentation to perfect Agent’s, for its benefit and the benefit of the Lenders, Lien in such Intellectual Property, in each case in form and substance acceptable to Agent in its Permitted Discretion.”

(d)           Paragraphs 4 and 5 of Annex I of the Agreement shall be and hereby are amended and restated and replaced in their entirety to read in full as follows:

“4)          Capital Expenditures

Borrower shall not permit its Capital Expenditures in the aggregate to exceed $1,550,000 for the fiscal year ending on September 30, 2004, and $1,100,000 for each fiscal year ending on or after September 30, 2005.

5)            Senior Fixed Charge Coverage Ratio.

The Senior Fixed Charge Coverage Ratio for each Quarterly Test Period set forth below shall not be less than the ratios specified below:

Quarterly Test Period	Ratio
September 30, 2004	1.35:1.00
December 31, 2004	1.25:1.00
March 31, 2005	1.48:1.00
June 30, 2005	1.57:1.00

SECTION 2.  Conditions.  This Amendment shall be effective upon the satisfaction of the following conditions precedent (the “Effective Date”):  (a) the representations and warranties contained herein and in all other Loan Documents shall be true and correct in all material respects as of the date hereof, except for such representations and warranties limited by their terms to a specific date; (b) except as specifically waived in Section 4 of this Amendment, no Default or Event of Default shall be in existence as of the date hereof; (c) Borrower shall have delivered to the Agent an executed original copy of this Amendment and each other agreement, document or instrument reasonably requested by the Agent in connection with this Amendment; (d) (i) the holders of the Subordinated Debt and Borrower shall have executed a Sixth Amendment to Note Purchase Agreement (the “Note Purchase Agreement Amendment”) in the form attached hereto as Exhibit A and (ii) the holders of the Subordinated Debt shall have consented in writing to this Amendment, in form and substance satisfactory to Agent, and none of the provisions of this Amendment shall be a breach or event of default under the Note Purchase Agreement or with respect to the Subordinated Debt; (e) Borrower shall have paid to Agent all fees, costs and expenses owed to and/or incurred by the Agent and Lenders arising in connection with the Loan Documents and/or this Amendment; and (f) all proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Agent.

SECTION 3.  Consent to Modifications of Agreements with Subordinated Lender.  As of the Effective Date, Agent and Lenders hereby consent to Borrower’s execution and delivery of the Note Purchase Agreement Amendment.

SECTION 4.  Waivers.  Agent and Lenders (a) hereby acknowledge that Events of Default exist because of Borrower’s failure to comply with the (i) Senior Fixed Charge Coverage Ratio for the Quarterly Test Period ending June 30, 2004 and (ii) the $1,200,000 limit on Capital Expenditures for the fiscal year ending September 30, 2004; and (b) as of the Effective Date waive all such Events of Default (provided, that this shall not constitute a waiver of the increased limit of $1,550,000 for the fiscal year ending September 30, 2004 as provided in this Amendment).  Borrower has represented to Agent that its Senior Fixed Charge Coverage Ratio for the Quarterly Test Period ending June 30, 2004 was 0.81:1.00.

SECTION 5.  Agreement in Full Force and Effect as Amended.  Except as specifically amended hereby, the Agreement and other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended.  Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Agreement or any other Loan Document or any right, power or remedy of Agent or Lenders, or constitute a waiver of any provision of the Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.  This Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to Agent and/or Lenders whether under the Agreement, the other Loan Documents, at law or otherwise.  All references to the Agreement shall be deemed to mean the Agreement as modified hereby.  This Amendment shall not constitute a novation or satisfaction and accord of the Agreement and/or other Loan Documents, but shall constitute an amendment thereof.  The parties hereto agree to be bound by the terms and conditions of the Agreement and Loan Documents as amended by this Amendment, as though such terms and conditions were set forth herein.  Each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Agreement as amended by this Amendment, and each reference herein or in any other Loan Documents to the “Loan Agreement” or “Credit Agreement” shall mean and be a reference to the Agreement as amended and modified by this Amendment.

SECTION 6.  Representations.  Borrower hereby represents and warrants to Agent and Lenders as follows:  (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Amendment and all other Loan Documents executed and/or delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or any other Loan Documents executed and/or delivered in connection herewith by or against it; (iv) this Amendment and all other Loan Documents executed and/or delivered in connection herewith has been duly executed and delivered by it; (v) this Amendment and all other Loan Documents executed and/or delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (vi) after giving effect to this Amendment, it is not in default under the Loan Documents and no Default or Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; and (vii) the representations and warranties contained in the Loan Documents are true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date.

SECTION 7.  Miscellaneous.

(a)           This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.  Each party agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party.  The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof.  Whenever the context and construction so require, all words herein in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(b)           This Amendment may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the Agreement.  This Amendment shall be considered part of the Agreement and shall be a Loan Document for all purposes under the Agreement and other Loan Documents.

(c)           This Amendment, the Agreement and the Loan Documents constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, and shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto.  There are no unwritten oral agreements between the parties with respect to the subject matter hereof and thereof.

(d)           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE AGREEMENT.

(e)           Borrower may not assign, delegate or transfer this Amendment or any of its rights or obligations hereunder.  No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of Borrower or any Guarantor.  Nothing contained in this Amendment shall be construed as a delegation to Agent or Lenders of Borrower’s or any Guarantor’s duty of performance, including, without limitation, any duties under any account or contract in which Agent has or Lenders have a security interest or Lien.  This Amendment shall be binding upon the Borrower and its respective successors and assigns.

(f)            The Borrower shall pay all costs and expenses incurred by Agent and Lenders or any of their affiliates, including, without limitation, documentation and diligence fees and expenses, all search, audit, appraisal, recording, and filing fees and expenses and all other out-of-pocket charges and expenses (including, without limitation, UCC and judgment and tax lien searches and UCC filings and fees for post-Closing UCC and judgment and tax lien searches) and reasonable fees and expenses of outside counsel, in connection with entering into, negotiating, preparing, reviewing and executing this Amendment and the documents, agreements and instruments contemplated hereby and all related agreements, documents and instruments, and all of the same shall be part of the Obligations.

(g)           Borrower hereby (i) agrees that this Amendment shall not limit or diminish the obligations of Borrower under the Loan Documents, (ii) reaffirms its obligations under each of the Loan Documents to which it is a party, and (iii) agrees that each of such Loan Documents remains in full force and effect and is hereby ratified and confirmed.

(h)           All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment and no investigation by Agent or Lenders shall affect such representations or warranties or the right of Agent or Lenders to rely upon them.

(i)            BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT IT KNOWS OF NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER ORIGINATING ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT AND THE LENDERS.  BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, THE LENDERS AND EACH OF THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, AFFILIATES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE KNOWN CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED THAT BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND THAT ARISE FROM ANY OF THE LOANS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND/OR THE NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.  NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED IN THIS SECTION 7(i) SHALL APPLY WITH RESPECT TO ANY WILLFUL MISCONDUCT OR BAD FAITH BY THE RELEASED PARTIES.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to Revolving Credit and Term Loan Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LENDER/AGENT:

CAPITALSOURCE FINANCE LLC

By:	/s/ Joseph Turitz
Name:	Joseph Turitz
Title:	General Counsel, Corporate Finance Group

BORROWER:

GARDENBURGER, INC.

By:	/s/ Scott C. Wallace
Name:	Scott C. Wallace
Title:	President and Chief Executive Officer